Other accounts receivable and other assets, net, and other accounts payable, provisions and other liabilities - Summary of hedging instruments and its cash flow hedges due to maturities (Parenthetical) (Detail) - Dec. 31, 2024
	USD ($)	PEN (S/)
Inteligo Bank [Member]
Disclosure of information about terms and conditions of hedging instruments and how they affect future cash flows [line items]
Legal proceedings provision	$ 5,800,000	S/ 21,831,000